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                                                                    EXHIBIT 99.1
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EAI Leader TSI Software Acquires Web Application Integration Pioneer Novera

Thursday, September 30, 1999 04:04 PM

WILTON, Conn. and BOSTON--(BUSINESS WIRE)--Sept. 30, 1999--

TSI Software Gains First-Mover Advantage in Delivering
B2B, C2B, EAI, and EDI Integration from Single Product Suite

     TSI International Software Ltd. (NASDAQ: TSFW), a leader in enterprise application integration (EAI), today announced it will acquire Novera Software, Inc., the pioneer in Web application integration (WAI).

     This acquisition gives TSI Software first-mover advantage in delivering a single suite of powerful eBusiness integration software, not currently available in the market. The combination of TSI Software's market-leading Mercator(R) integration software with Novera's technology delivers the full range of capabilities essential for end-to-end integration of Web applications, back-office systems and external business partners.

     Privately held, venture-backed Novera Software, Inc. is the first company to deliver software for seamless integration of core business systems and databases with Web-based consumer-to-business (C2B) applications, such as customer self-service, customer relationship management, and online retailing. Novera's world class technology Web integration technology has been embraced by more than 30 industry leaders in eBusiness, including Eddie Bauer, The Home Depot, MCI, Morgan Stanley and Z-Tel.

     TSI Software is acquiring all of the capital stock of Novera for approximately 1.8 million shares of TSI Software common stock. In connection with the transaction, TSI Software will assume all outstanding Novera stock options in exchange for a maximum of approximately 350,000 shares of TSI Software common stock. The acquisition will be accounted for as a purchase transaction and is expected to qualify as a tax-free reorganization. The transaction is structured for immediate closing.

     "Today, every enterprise is faced with the enormous challenge of becoming an eBusiness, almost overnight," stated Connie Galley, TSI Software's president and CEO. "Huge investments have been made over the last 30 years in applications and IT infrastructure that now have to be integrated with the Web. With this acquisition, the days of companies buying or building separate B2B, C2B and EAI products to facilitate eBusiness initiatives are over. Now companies can, for the first time, implement a single eBusiness integration software product from a single vendor to do it all.
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     "Web-based eBusiness integration has added a major new accelerator to the already rapidly growing EAI market, a market that has driven TSI Software's over 100% growth. Novera brings rich software capabilities, including industrial strength management of Web-based transactions, integration with leading application server products, and built in support for industry standards such as Java and XML. Combined with their team of highly experienced Web developers and marketers, these capabilities will dramatically speed our expansion into Web-based integration."

     The strength of TSI Software's base of over 1,000 enterprise customers, its experienced sales force and large third-party channel of over 100 resellers should enable the rapid deployment of the combined TSI/Novera products. TSI Software has over 550 employees in the US, Europe and Asia, and offers products addressing the mission-critical needs of customers across all industries. These customers include ABN Amro, American Express, Applied Materials, Bell Canada, Citibank, Credit Suisse, Deutsche Bank, Eli Lilly, General Motors, Hershey Foods, Hoechst, IBM, Lockheed Martin, Lucent Technologies, Salomon Smith Barney and Texas Instruments.

     "Together TSI Software and Novera become the clear industry leader in the eBusiness integration marketplace," said Dave Power, president and CEO of Novera Software. "This is an exciting growth path for our business. It brings greater market recognition, broader channel reach, and the opportunity to deliver the industry's most comprehensive integration solution."

     According to an article by John Hagerty in the AMR Research SAP Advisory Alert published September 30, 1999, "Novera can take any type of data and create a standards-based object and present it in a recognizable format, such as Extensible Markup Language (XML). The acquisition of Novera complements TSI's Mercator product very well, and significantly enhances TSI's ability to participate in Business Community Integration as part of mySAP.com."

Combining Market Leading Technologies

     TSI Software's EAI and WAI capabilities reflect the thought leadership inherent in the underlying software of each company. Unlike other eBusiness integration offerings, TSI Software's complete eBusiness integration capabilities provide the most powerful and comprehensive support for IT organizations now faced with the challenge of integrating eBusiness initiatives in diverse computing environments.

     Novera's Web integration technology enables organizations to access data from core business systems to create reusable business components based on CORBA, COM and EJB. These business components can be exposed in multiple recognizable Web formats, such as JavaBeans, Java Server Pages (JSP's), XML or Servlets, making them easy to use and reuse in any Web application. Novera supports connectivity with leading Web application server products, including Allaire ColdFusion, IBM WebSphere, SilverStream and Sun NetDynamics. In addition, Novera delivers the industry's only eBusiness management software allowing customers to define and maintain system resources, view and control eBusiness objects in real-

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time, monitor and control clients and components, and facilitate dynamic load balancing, all through a centralized console.

     TSI Software's Mercator is a proven, widely used eBusiness integration broker that enables organizations to rapidly integrate any and all internal legacy, packaged, and Web-based applications, while simultaneously providing integration with customers, suppliers and other business partners. Mercator's unique technology dramatically reduces the time, cost and effort of integrating applications by eliminating the need to write and maintain hand-coded interfaces.

     Mercator embraces diversity and complexity, providing scalable, high-performance integration across a wide spectrum of business environments. Mercator provides a broad set of transport adapters for B2B including secure Internet connectivity via HTTP, FTP, and e-mail. In addition, Mercator supports over 40 different private networks, including VANs, S.W.I.F.T., OASIS, and DTC. Mercator's support for industry data formats and packaged applications is extensive, including all of the emerging XML standards, XML initiatives such as BizTalk, cXML, and XML-BAPI's, EDIFACT, X12, S.W.I.F.T., ACORD, HL7, SAP(TM) and PeopleSoft(TM). Enterprise adapters are also provided for relational DMBS's and messaging middleware, including BEA Tuxedo, IBM MQ Series, Microsoft MQ, Oracle AQ and TIBCO Rendezvous.

About Novera Software

     Novera Software, Inc., founded in 1996 and based in Burlington, MA, is the first company to develop, market and support Web application integration solutions, enabling organizations to seamlessly integrate Web-based applications such as customer self-service, customer relationship management and online retailing with back-end legacy data. Leading companies such as The Home Depot, MCI and Morgan Stanley use Novera to rapidly integrate, deploy and manage strategic applications that extend the reach of their businesses and provide better value to their customers. For additional information on Novera, visit www.novera.com, or call (888) NOVERA-1.

About TSI International Software Ltd.

     TSI Software is a leading provider of packaged EAI and eBusiness integration software across all industries. TSI Software's flagship product, Mercator provides software essential for end-to-end integration of applications that form the backbone of eBusiness, both within and across enterprise boundaries. TSI Software's technology, leveraging Internet standards such as XML and EJB, replaces expensive and time consuming integration alternatives such as manual coding and stand-alone B2B and EAI servers, enabling companies to quickly and non-invasively integrate their applications with any commerce touchpoint, including Internet marketplaces, trading partner applications, and web-based eCommerce applications.

     TSI Software is a public company (NASDAQ: TSFW) headquartered in Wilton, CT. More information about the company can be found on the Internet at http://www.tsisoft.com.
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Legal Notice Regarding Forward-Looking Statements

     Statements in this press release that are not purely historical are forward-looking statements, including statements regarding TSI International Software Ltd.'s (the Company) beliefs, expectations, hopes or intentions regarding the future. Forward-looking statements in this release include, but are not limited to, statements regarding the growth of the enterprise application market, the demand for the Company's application integration solutions and the speed of deployment of new products, including combined TSI/Novera products. It is important to note that actual outcomes and the Company's actual results could differ materially from those in such forward-looking statements. Factors that could cause actual results to differ materially include risks and uncertainties such as changes in demand for application integration or eBusiness integration software and the Company's Mercator family of products in particular, the ability of the Company to expand its international operations, the ability of the Company to manage expanded global operations, the ability of the Company to continue to add resellers and other distribution channels, and the success of third parties in utilizing and marketing the Company's products, seasonality in operating results, and market acceptance of and demand for SAP R/3 solutions Readers should also refer to the risk disclosures outlined in the Company's reports filed with the Securities and Exchange Commission. All forward-looking statements and reasons why results might differ included in this release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any such forward-looking statement or reason why results might differ.

     Mercator is a registered trademarks of the TSI International Software Ltd (the Company). TSI Software is a trademark of the Company. Novera is a registered trademark of Novera Software, Inc. SAP, R/3, and mySAP.com and all SAP product and service names referenced herein are trademarks or registered trademarks of SAP AG. PeopleSoft is a trademark of PeopleSoft, Inc. Other product and company names herein may be trademarks of their respective owners.

*T

CONTACT: TSI Software

Cynthia Cronk Brockhoff, 203/761-8600
ccronk@tsisoft.com

or

Edelman Public Relations
Jennifer Haas, 650/429-2733
Jennifer_haas@edelman.com

or

Novera Software, Inc.
Meg O'Leary, 781/270-4422 x238
moleary@novera.com

or

Lois Paul & Partners
Amy Pavel or Ted Weismann, 781/238-5700
amy_pavel@lpp.com
ted_weismann@lpp.com

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